UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2004

SYBRON DENTAL SPECIALTIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16057	33-0920985

(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

1717 West Collins Avenue, Orange, California (Address of principal executive offices)	92867 (Zip Code)

(714) 516-7400

(Registrant’s telephone number, including area code)

Item 12. Results of Operations and Financial Condition

     On January 26, 2004, Sybron Dental Specialties, Inc. issued a press release announcing its financial results for the quarter ended December 31, 2003. A copy of the press release is furnished as Exhibit 99 to this report.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYBRON DENTAL SPECIALTIES, INC.

Date: January 27, 2004	By:	/s/ Stephen J. Tomassi Name: Stephen J. Tomassi Title: Vice President-General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99	Press Release of Sybron Dental Specialties, Inc. dated January 26, 2004 reporting financial results for the quarter ended December 31, 2003.